Exhibit 10.2

TETRA TECH, INC.

FIFTH AMENDMENT TO NOTE PURCHASE AGREEMENT

Dated as of March 24, 2006

To the Holders of the Senior Notes of Tetra Tech, Inc.

Named in the Attached Schedule I (the “Noteholders”)

Ladies and Gentlemen:

Reference is made to the Note Purchase Agreements, each dated as of May 15, 2001, as amended by the First Amendment to Note Purchase Agreement dated as of September 30, 2001, the Second Amendment to Note Purchase Agreement dated as of April 22, 2003, the Third Amendment to Note Purchase Agreement dated as of December 14, 2004 and the Fourth Amendment to Note Purchase Agreement dated as of May 12, 2005 (collectively, as in effect immediately prior to the effectiveness hereof, the “Existing Note Agreement”, and as amended hereby, the “Note Agreement”), by and between Tetra Tech, Inc., a Delaware corporation (the “Company”), and each of the Noteholders, pursuant to which the Company issued $92,000,000 aggregate principal amount of its 7.28% Senior Secured Notes, Series A, due May 30, 2011 (as amended, collectively, the “Series A Notes”) and $18,000,000 aggregate principal amount of its 7.08% Senior Secured Notes, Series B, due May 30, 2008 (as amended, collectively, the “Series B Notes”, and, together with the Series A Notes, the “Notes”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Existing Note Agreement.

In connection with the Company’s sale of all of the capital stock of its Subsidiaries Expert Wireless Solutions, Inc., Vertex Engineering Services, Inc. and Tetra Tech Canada Ltd, the Company has made certain loans (the “Loans”) to certain purchasers of such entities, as evidenced by (i) that certain promissory note dated October 1, 2005, from Dr. Shawn Ziglari in the aggregate principal amount of $1,840,000, due September 30, 2007 (the “Ziglari Note”), (ii) that certain promissory note dated November 1, 2005 from The Breakwater Companies, LLC in the aggregate principal amount of $13,350,000, due November 1, 2009 (the “Breakwater Note”), (iii) that certain promissory note dated December 1, 2005 from Tetra Tech Canada Ltd. in the aggregate principal amount of C$1,170,000 (US$1,000,000) (the “Paid in Full Canada Note”) and (iv) that certain promissory note dated December 1, 2005, from Tetra Tech Canada Ltd. in the aggregate principal amount of C$4,620,000 (US$3,960,000), due December 1, 2007 (the “Second Canada Note”, and together with the Ziglari Note, the Breakwater Note and the Paid in Full Canada Note, collectively, the “Seller Notes”).

The Company has requested that the Noteholders agree to amend and waive certain provisions of the Note Agreement to permit the Loans, and the Noteholders have agreed to such amendments and waiver on the terms and subject to the conditions set forth herein.

In consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company and the Noteholders hereby agree as follows:

1.             AMENDMENT OF NOTE AGREEMENT.

                Subject to the satisfaction of the conditions set forth in Section 4 of this Fifth Amendment, the Noteholders and the Company agree as follows:

1.1.          Amendment of Section 10.13. Section 10.13 of the Existing Note Agreement is hereby amended in its entirety to read as follows:

“10.13  Loans and Advances.

                The Company will not, and will not permit any Subsidiary to, make any loan or advance; except for (i) loans or advances by the Company to any Subsidiary or by any Subsidiary to the Company, (ii) loans and advances to officers and employees of the Company and its Subsidiaries for travel, entertainment, relocation and similar ordinary business purposes in an aggregate amount not exceeding $500,000 at any time outstanding, (iii) the loans described on Schedule 10.13 and (iv) other loans and advances in an aggregate amount not exceeding $5,000,000 at any time outstanding.”

1.2.          Addition of Schedule 10.13. The Schedule 10.13 attached to this Fifth Amendment is hereby added to the Existing Note Agreement as Schedule 10.13 thereto.

2.             WAIVER.

Subject to the satisfaction of the conditions set forth in Section 4 of this Fifth Amendment, the Required Holders hereby waive any Default or Event of Default existing as a result of the failure of the Company to comply with Section 10.13(iii) of the Existing Note Agreement caused by the making of any loan described on Schedule 10.13 attached hereto.

3.             REAFFIRMATION; REPRESENTATIONS AND WARRANTIES.

3.1.          Reaffirmation of Note Agreement. The Company reaffirms its agreement to comply with each of the covenants, agreements and provisions of the Note Agreement, the Notes and the other Financing Documents.

3.2.          Note Agreement. The Company represents and warrants that the representations and warranties contained in the Note Agreement are true and correct as of the date hereof, except (a) to the extent that any of such representations and warranties specifically relate to an earlier date, (b) for such changes, facts, transactions and occurrences that have arisen since September 30, 2001 in the ordinary course of business, (c) for such other matters as have been previously disclosed in writing by the Company (including in its financial statements and notes thereto) to the Noteholders and (d) for other changes that could not reasonably be expected to have a Material Adverse Effect.

3.3.          No Default or Event of Default. After giving effect to the waivers contemplated hereby, there will exist no Default or Event of Default.

3.4.          Authorization and Enforceability. The execution, delivery and performance by the Company of this Fifth Amendment (and the acknowledgement of this Fifth Amendment by

2

the Subsidiaries) have been duly authorized by all necessary corporate action. The Note Agreement, the Notes, this Fifth Amendment and the other Financing Documents each constitute the legal, valid and binding obligations of the Company and each Subsidiary party thereto, enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.5.          Other Loans Outstanding. The Company represents and warrants that as of the Effective Date (and after giving effect to this Fifth Amendment), all loans and advances made by the Company or any Subsidiary and permitted only under clause (iv) of Section 10.13 of the Note Agreement are set forth on Annex 1 hereto, and that the aggregate amount thereof does not exceed $5,000,000.

4.             EFFECTIVE DATE.

This Fifth Amendment shall become effective on the date (the “Effective Date”) upon which the following conditions are satisfied:

4.1.          Consent of Noteholders to Fifth Amendment. Execution by the Noteholders of at least a majority of the aggregate principal amount of the Notes outstanding and receipt by the Noteholders of a counterpart of this Fifth Amendment duly executed by the Company.

4.2.          Expenses. The Company shall have paid all fees and expenses of special counsel to the Noteholders contemplated by Section 5.6.

4.3.          Credit Agreement. The Required Banks (as defined in the Credit Agreement) and the Company shall have entered into an agreement consistent herewith and otherwise in form and substance satisfactory to the Noteholders, and the Noteholders shall have received an executed copy of such agreement.

4.4.          Pledge of Seller Notes. The Company shall have pledged and delivered the Seller Notes (other than the Paid in Full Canada Note) to the Collateral Agent for the benefit of the Benefited Parties (as defined in the Security Agreement) together with bond powers executed in blank or such other instrument of transfers acceptable to the Collateral Agent, and the Noteholders shall have received evidence thereof.

5.             MISCELLANEOUS.

5.1.          Ratification. Except as amended hereby, the Existing Note Agreement, including the representations and warranties contained therein, shall remain in full force and effect and is ratified, approved and confirmed in all respects as of the date hereof.

5.2.          Effect of Fifth Amendment. Except as expressly provided herein, (a) no terms or provisions of the Note Agreement or any other agreement are waived, modified or changed by this Fifth Amendment, and (b) the terms of this Fifth Amendment shall not operate as a waiver or amendment by the Noteholders of, or otherwise prejudice the Noteholders’ rights, remedies or

3

powers under, the Note Agreement or under any applicable law, and all of such rights, remedies and powers are hereby expressly reserved.

5.3.          Binding Effect. This Fifth Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

5.4.          Governing Law. This Fifth Amendment shall be governed by and construed in accordance with Illinois law.

5.5.          Counterparts. This Fifth Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but altogether only one instrument.

5.6.          Expenses. Without limiting the provisions of Section 15.1 of the Note Agreement, the Company agrees to pay the reasonable costs and expenses of the holders of Notes (including reasonable attorneys’ fees and charges) in connection with the preparation, execution and delivery of this Fifth Amendment.

5.7.          Seller Notes as Collateral.   The Company hereby acknowledges and agrees that the Seller Notes constitute “securities” under Section 2 of the Pledge Agreement and are included in the definition of “Collateral” therein.

[Remainder of page intentionally left blank. Next page is signature page.]

4

IN WITNESS WHEREOF, the Company and the Noteholders have caused this Fifth Amendment to be executed and delivered by their respective officer or officers thereunto duly authorized.

TETRA TECH, INC.

By:	/s/ David W. King
Name: David W. King
Title: Chief Financial Officer and Treasurer

NOTEHOLDERS:

The foregoing is agreed to as of the date thereof.

MASSMUTUAL ASIA LIMITED

By:          Babson Capital Management LLC as
Investment Adviser

By:	/s/ Elisabeth A. Perenick
Name: Elisabeth A. Perenick
Title: Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:          Babson Capital Management LLC as
Investment Adviser

By:	/s/ Elisabeth A. Perenick
Name: Elisabeth A. Perenick
Title: Managing Director

C.M. LIFE INSURANCE COMPANY

By:          Babson Capital Management LLC as Investment Sub-Adviser

By:	/s/ Elisabeth A. Perenick
Name: Elisabeth A. Perenick
Title: Managing Director

PRUDENTIAL RETIREMENT CEDED BUSINESS TRUST

By:          Prudential Investment Management, Inc., as Investment Manager

By:	/s/ Matt R. Douglass
Name: Matt R. Douglass
Title: Vice President

UNITED OF OMAHA INSURANCE COMPANY

By:	/s/ Curtis R. Caldwell
Name: Curtis R. Caldwell
Title: Vice President

MUTUAL OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Curtis R. Caldwell
Name: Curtis R. Caldwell
Title: Vice President

HARTFORD LIFE INSURANCE COMPANY

By: Hartford Investment Services, Inc., its Agent and
Attorney-in-Fact

By:	/s/ Daniel Leimbach
Name: Daniel Leimbach
Title: Senior Vice President

NATIONWIDE LIFE INSURANCE COMPANY

By:	/s/ Joseph P. Young
Name: Joseph P. Young
Title: Authorized Signatory

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Joseph P. Young
Name: Joseph P. Young
Title: Authorized Signatory

NATIONWIDE LIFE INSURANCE COMPANY OF
AMERICA (formerly Provident Mutual Life Insurance Company)

By:	/s/ Joseph P. Young
Name: Joseph P. Young
Title: Authorized Signatory

SECURITY FINANCIAL LIFE INSURANCE CO.

By:	/s/ Kevin W. Hammond
Name: Kevin W. Hammond
Title: Senior Director—Investments

THE CANADA LIFE ASSURANCE COMPANY, as beneficial
owner

By:	/s/ Tad Anderson
Name: Tad Anderson
Title:	Ass't. Vice President, Investments, U.S. Operations

By:	/s/ J.G. Lowery
Name: J.G. Lowery
Title:	Ass't. Vice President, Investments, U.S. Operations

GREAT-WEST LIFE & ANNUITY INSURANCE
COMPANY, as beneficial owner

By:	/s/ Tad Anderson
Name: Tad Anderson
Title:	Ass't. Vice President, Investments

By:	/s/ B.G. Masters
Name: B.G. Masters
Title: Ass't. Vice President, Investments

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE
COMPANY, as beneficial owner

By:	/s/ Tad Anderson
Name: Tad Anderson
Title:	Ass't. Vice President, Investments

By:	/s/ B.G. Masters
Name: B.G. Masters
Title: Ass't. Vice President, Investments

THRIVENT FINANCIAL FOR LUTHERANS (successor by
merger to Lutheran Brotherhood)

By:	/s/ Mark O. Swenson
Name: Mark O. Swenson
Title: Vice President

MODERN WOODMEN OF AMERICA

By:
Name:
Title:

CONFIRMATION

Each of the undersigned acknowledges receipt of the foregoing Fifth Amendment and confirms the continuing validity and enforceability against such undersigned of each of the Note Agreement, the Notes, the Subsidiary Guaranty, the Pledge Agreement and the Security Agreement, in each case to the extent such undersigned is a party thereto.

TETRA TECH, INC.

By:	/s/ David W. King
Name: David W. King
Title: Chief Financial Officer and Treasurer

ADVANCED MANAGEMENT TECHNOLOGY, INC.

ARDAMAN & ASSOCIATES, INC.

COSENTINI ASSOCIATES, INC.

ENGINEERING MANAGEMENT CONCEPTS, INC.

EVERGREEN UTILITY CONTRACTORS, INC.

FHC, INC.

HARTMAN & ASSOCIATES, INC.

KCM, INC.

MFG, INC.

RIZZO ASSOCIATES, INC.

SCIENCES INTERNATIONAL, INC.

TETRA TECH CONSTRUCTION SERVICES, INC.

TETRA TECH CONSULTING & REMEDIATION, INC.

TETRA TECH EM INC.

TETRA TECH NUS, INC.

TETRA TECH RMC, INC.

THE THOMAS GROUP OF COMPANIES, INC.

WHALEN & COMPANY, INC.

WESTERN UTILITY CONTRACTORS, INC.

By:	/s/ David W. King
Name: David W. King
Title: Treasurer

GEOTRANS, INC.

SCM CONSULTANTS, INC.

TETRA TECH EC, INC.

By:	/s/ David W. King
Name: David W. King
Title: Assistant Treasurer

SCHEDULE I

NOTEHOLDERS

Series A Noteholders

Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Asia Limited

Prudential Retirement Business Ceded Trust

United of Omaha Insurance Company

Mutual of Omaha Insurance Company

Hartford Life Insurance Company

Nationwide Life Insurance Company

Nationwide Life and Annuity Insurance Company

Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company)

Security Financial Life Insurance Co.

Series B Noteholders

The Canada Life Assurance Company

Great-West Life & Annuity Insurance Company

First Great-West Life & Annuity Insurance Company

Thrivent Financial for Lutherans (successor by merger to Lutheran Brotherhood)

Modern Woodmen of America

SCHEDULE 10.13

LOANS

Borrower	Dr. Shawn Ziglari	The Breakwater Companies, LLC	Tetra Tech Canada Ltd.	Tetra Tech Canada Ltd.
Principal Amount	$1,840,000	$13,350,000	C$1,170,000 (US$1,000,000)	C$4,620,000 (US$3,960,000)
Note Date	10/1/05	11/1/05	12/1/05	12/1/05
Term	2 years	4 years	60 days	2 years
Payment Schedule	Quarterly	Annually	60 days	Annually
Balance due as of March 31, 2006	$930,000	$13,350,000	$—	C$4,620,000 (US$3,960,000)

ANNEX I

OTHER OUTSTANDING LOANS

Borrower	Sullivan International Group, Inc.
Principal Amount	$2,500,000.00
Note Date	1/31/06
Term	6 months
Payment Schedule	Quarterly
Balance Due as of March 31, 2006	$1,100,000.00